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                                                                   Exhibit 10.14

                                                                      Store #901
                            GUARANTY BY CORPORATION

                                                             ,
                                    -------------------------  -----------------
                                              (City)                (State)

                                    October 15, 1997
                                    --------------------------------------------

         For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and to induce Bank of Blue Valley (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make the loan evidenced by the Note comprising the Indebtedness to Midwest Doughnuts, L.L.C. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

         A. If this [X] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: note # 9206809 dated October 15, 1997 in the amount of $765,000 and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

         B. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):

The term, "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals, or replacements of such obligations).

         The Undersigned further acknowledges and agrees with Lender that:

         1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

         2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof.

         The Undersigned represents and warrants to the Lender that the Undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this guaranty is given for a corporate purpose. The Undersigned agrees to rely exclusively on the right to revoke this guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, in the opinion of the directors or officers of the Undersigned, the corporate benefits then being received by the Undersigned in connection with this guaranty are not sufficient to warrant the continuance of this guaranty as to future Indebtedness. Accordingly, so long as this guaranty is not revoked prospectively in accordance with this guaranty, the Lender may rely conclusively on a continuing warranty, hereby made, that the Undersigned continues to be benefited by this guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

         3. If the Undersigned shall be dissolved or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

         4. The liability of the Undersigned hereunder shall be limited to a principal amount of $300,000.00 of the Indebtedness (inclusive of attorney's fees, collection of costs and enforcement expenses) (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

         5. The Undersigned will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2 HEREOF, ALL OF WHICH ARE MADE A PART HEREOF.

         This guaranty is [X] unsecured; [ ] secured by a mortgage or security agreement dated _________________; [ ] secured by ____________________________.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written. By acceptance of this guaranty, and notwithstanding anything contained herein to the contrary, Lender agrees that it shall not amend, extend, renew, or replace the Indebtedness in any manner which extends the final payment date thereof, increases the interest rate thereunder or increases the amount of the regularly scheduled payments thereunder, or permits the delay of any regularly scheduled payment due thereunder for more than sixty (60) days, without the prior written consent of the Undersigned. Any such amendment, extension, renewal or replacement made without the prior written consent of the Undersigned shall not be binding on the Undersigned. The Undersigned agrees that variations in the interest rate in accordance with the variable rate features of the above referenced Note shall not he in violation of the foregoing.

                                    KRISPY KREME DOUGHNUT CORPORATION
                                    By:                               (Title)
                                       -----------------------------------------

                                    By:  /s/ Scott A. Livengood      President
                                       -----------------------------------------
                                    "Undersigned" shall refer to all entities
                                    who sign this guaranty, individually and
                                    jointly.


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                             ADDITIONAL PROVISIONS

         6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Lender may, but shall not be obligated to, enter Into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebted ness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under Section 1111(b)(2) of the United States Bankruptcy Code.

         7. The Undersigned waives any and all defenses, claims and discharges of Borrower or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower's obligations had not been discharged.

         8. The Undersigned further agree(s) that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. 'Indebtedness' shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower's discharge, and Undersigned shall remain obligated to pay such amounts as fully as if Borrower's obligations had not been discharged.

         9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

         10. Until payment of the above-referenced Note is made in full, the Undersigned will subordinate to any claim of Lender against Borrower any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debt, whether or not such claim, remedy, or right arises In equity, or under contract, statute or common law.

         11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender shall not be required first to resort for payment of the indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

         12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to the Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         13. The Undersigned represents and warrants to the Lender that (i) the Undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty; (ii) the execution, delivery and performance of this guaranty by the Undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this guaranty has been duly executed and delivered by the authorized officers of the Undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

         14. This guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Undersigned and the successors and assigns of the Undersigned and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as allowed by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and the Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of the Lender's acceptance hereof.